Exhibit 10.1

SECOND AMENDING AGREEMENT

THIS AGREEMENT made this 25 of July, 2014.

BETWEEN:

Vista Gold Corp., a corporation existing under the laws of British Columbia, Canada

(“Vista”)

AND

RPG Structured Finance S.À.  R.L., a company existing under the laws of Luxembourg

(the “Purchaser”)

WHEREAS:

A.

Vista and the Purchaser (together the “Parties”) entered into a debt transfer agreement made as of October 16, 2013 (the “Original Agreement”) which, among other things, provides for the acquisition by the Purchaser of the non-interest bearing indebtedness of Desarrollos Zapal, S.A. de C.V. to Vista in the amount of US$20,090,528.43;

B.

On January 30, 2014, Vista and the Purchaser entered into an amending agreement (the “First Amending Agreement”, together with the Original Agreement, the “Agreement”) pursuant to which (i) the Subsequent Payment Date (as defined in the Original Agreement) was extended from January 30, 2014 to July 31, 2014 and (ii) the consideration to be paid was increased by US$250,000 as consideration for the extension (the “First Extension Consideration”); and

C.

the Parties wish to amend the the Agreement to (i) extend the Subsequent Payment Date to January 30, 2015 and (ii) provide for the payment of the First Extension Consideration and an additional US$250,000 (as consideration for entering into this Second Amending Agreement) (the “Second Extension Consideration”) contemporaneously with the execution of this Second Amending Agreement.

NOW THEREFORE in consideration of the mutual covenants and promises herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledge, the Parties agree as follows:

1.

Concurrently with the execution of this Second Amending Agreement, the Purchaser shall wire to Vista funds in the amount of US$500,000 (such payment being the First Extension Consideration and the Second Extension Consideration) in accordance with the wire instructions set out in Schedule “A”.

2.	Recital B of the Agreement is amended so that the reference to “July 31, 2014” is deleted and “January 30, 2015” is substituted in its place.
3.	The definition of “Subsequent Payment Date” in Section 1.1 of the Agreement is amended so that the reference to “July 31, 2014” is deleted and “January 30, 2015” is substituted in its place.

4.	Section 2.2(b) of the Agreement is amended so that the reference to “plus US$250,000” is deleted.
5.	Section 5.1(a) of the Agreement is amended so that the reference to “July 31, 2014” is deleted and “January 30, 2015” is substituted in its place.
6.	The Agreement, as amended hereby, shall continue in full force and effect and the provisions of the Agreement, as hereby amended, are ratified and confirmed in all respects.
7.

This Second Amending Agreement and the Agreement shall be read and construed together as if they constituted one document, provided that if there is any inconsistency between the Agreement and the provisions in this Second Amending Agreement, the provisions of this Second Amending Agreement shall govern.

8.

This Second Amending Agreement may be executed and delivered in any number of counterparts, which may be executed and delivered by facsimile transmission or electronically in PDF or similar secure format, and it will not be necessary that the signatures of all Parties be contained on any counterpart. Each counterpart will be deemed an original and all counterparts together will constitute one and the same document.

IN WITNESS WHEREOF the Parties hereto have caused this Second Amending Agreement to be executed by their duly authorized representatives as of the date first above written.

VISTA GOLD CORP.

By: /s/ Frederick H. Earnest

Name:  Frederick H. Earnest

Title:   President & CEO

RPG STRUCTED FINANCE S.À. R.L

By: /s/ Julien Francois

Name: Julien Francois

Title:   Manager

Schedule “A”

Wire Instructions

Routing Transit Number:	121000248
Bank Name:	Wells Fargo Bank, N.A.
Account Number:	4977297647
Beneficiary Account Name:	Vista Gold Corp.
SWIFT Code (For International Wires Only):	SWIFT Code – WFBIUS6S